UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2026

Skillsoft Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-38960	83-4388331
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Innovative Way, Suite 2210
Nashua, NH 03062
(Address of principal executive offices)

(603) 324-3000
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	SKIL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 - Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

On May 20, 2026, Skillsoft Corp., a Delaware corporation (“Skillsoft”), entered into a Sale and Purchase Agreement, (the “SPA”), by and between GK Holdings, Inc, a Delaware corporation and wholly-owned subsidiary of Skillsoft (“Seller”) and EHJob GP LLC, a Delaware limited liability company (“Purchaser”), pursuant to which, and subject to the terms and conditions set forth therein, Seller has agreed to sell, and Purchaser has agreed to purchase, all of the issued and outstanding limited liability company interests of Global Knowledge Training LLC, a Delaware limited liability company (the “Company”), (the “Transaction”). The Company operates Skillsoft’s Global Knowledge business, which provides instructor-led training delivered both in-person and virtually.

Pursuant to the terms of the SPA, at the closing of the Transaction, Seller shall be entitled to initial consideration of an amount equal to $10,000,000, subject to adjustment as set forth in the SPA, including adjustments based on the estimated working capital (including cash) and indebtedness of the Company and its direct and indirect subsidiaries (collectively, the “Transferred Companies”) as of immediately prior to the closing date. This closing payment of $10,000,000 is to be funded by the Company’s cash, a seller note issued by the Company to Skillsoft and/or third-party financing obtained by the Purchaser. The seller note, which is payable to Skillsoft on July 31, 2026 (with $2,000,000 of the principal amount extendable to October 31, 2026), will be secured by the Company’s cash and accounts receivable.

In addition, commencing nine months after the closing of the Transaction, Seller will also be entitled to deferred consideration in an aggregate amount of $10,000,000, less approximately $2,000,000 related to long-term employee liabilities, payable in five equal quarterly installments, subject to certain off-set rights. While the ultimate collectability of the purchase consideration is subject to the operations of the divested business and its ability to obtain suitable third-party or Seller financing, the Purchaser’s obligation to pay the deferred consideration will be guaranteed by the Company and secured by the Transferred Companies’ intellectual property rights.

Skillsoft intends to use any net proceeds from the Transaction for general corporate purposes while also focusing resources on its core AI-native skills management platform. The transaction is subject to customary closing conditions, including regulatory approvals, and Skillsoft currently expects the transaction to close in the second fiscal quarter.

If, on or before the third anniversary of the closing of the Transaction, the Purchaser effects a sale, merger, recapitalization or similar transaction involving all or a material portion of the shares or the assets of the Transferred Companies, then the Purchaser is required to pay to the Seller an amount equal to 30% of the net sale proceeds or distributed sale proceeds of such transaction.

The SPA contains customary warranties by the parties, including, among others, with respect to the accounts of the Company, litigation, compliance with laws, intellectual property, material contracts, employment matters real estate and tax, many of which are qualified by materiality and the Seller’s awareness. The SPA also includes indemnities in respect of tax and certain compliance matters.

The SPA also contains pre-closing covenants of the parties, including, among others, obligations on the Seller to carry on the business in all material respects in the ordinary course and to refrain from taking certain specified actions without the prior consent of the Purchaser, subject to certain exceptions and qualifications. Additionally, the Seller has agreed not to solicit or participate in any proposal or transaction which would result in the acquisition of some or all of the shares of the Company or all or substantially all of the assets of the Group. The Seller is also restricted from soliciting the employment of any employees of the Transferred Companies for a period of 12 months from closing. The Purchaser has committed to certain post-closing covenants, including, among others, to procure the Transferred Companies continue to carry on business and that no Transferred Company pays any dividend to, or enters into non-arm’s length transaction with, the Purchaser until repayment of the seller note and full payment of the deferred consideration referred to above (subject to certain exceptions).

The consummation of the Transaction is subject to certain conditions, including: (i) certain fundamental warranties being true and accurate immediately prior to closing; (ii) no material adverse change having occurred in respect of the business of the Transferred Companies, (iii) a decision of the General Authority for Competition of Saudi Arabia clearing the Transaction or the applicable statutory review period having expired with no decision of such authority, (iv) the estimated cash position of the Transferred Companies being at least $8,000,000; and (v) confirmation that certain security over certain shares and assets of the Transferred Companies has been released.

In connection with the SPA, the parties will enter into certain other agreements, including (i) a transition services agreement, which provides for transitional services customary for transactions of this type, (ii) an up to $10,000,000 secured interest bearing seller note, to fund the Transaction closing consideration, unless the Purchaser obtains third party financing prior to closing, and (iii) a security agreement, providing for guaranty and security of the deferred consideration.

The foregoing description of the SPA is only a summary, does not purport to be complete, and is qualified in its entirety by reference to the full text of the SPA, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Section 7 - Regulation FD

Item 7.01. Regulation FD Disclosure.

On May 20, 2026, Skillsoft issued a press release announcing entry into the SPA, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On May 21, 2026, Skillsoft distributed a list of frequently asked questions, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

The information contained in Item 7.01 of this Current Report, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K includes statements that are, or may be deemed to be, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. For all such statements, we claim the protection of the safe harbor for forward-looking statements provided by such sections and the Private Securities Litigation Reform Act of 1995, where applicable. All statements, other than statements of historical facts, are forward-looking statements. These forward-looking statements include, but are not limited to, statements that address activities, events or developments that we expect or anticipate may occur in the future, including statements with respect to the anticipated benefits of the Transaction, the expected timeline for completing the Transaction, the anticipated consideration, our product development and planning, our pipeline, future capital expenditures and capital allocation, including with respect to Skillsoft’s core AI-native skills management platform, and our ability to successfully implement our plans, strategies, objectives, and our expectations and intentions. Forward-looking statements may, without limitation, be preceded by, followed by, or include words such as “may,” “will,” “would,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “contemplate,” “continue,” “project,” “forecast,” “seek,” “outlook,” “target,” “goal,” “objective,” “potential,” “possible,” “probably,” or similar expressions, employ such future or conditional verbs as “may,” “might,” “will,” “could,” “should,” or “would,” or may otherwise be indicated as forward-looking statements by grammatical construction, phrasing or context. Such statements are based upon the current beliefs and expectations of Skillsoft’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those set forth in the forward-looking statements. All forward-looking disclosures are speculative by their nature, and we caution you against unduly relying on these forward-looking statements.

Factors, many of which are beyond our control, that could cause or contribute to such differences include those described under “Part I - Item 1A. Risk Factors” and “Part II, Item 7 - Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Form 10-K for the fiscal year ended January 31, 2026 (“2026 Form 10-K”). These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements included in the 2026 Form 10-K, in this report and in our other periodic filings with the Securities and Exchange Commission (“SEC”). The forward-looking statements contained in this document represent our estimates only as of the date of this report and should not be relied upon as representing our estimates as of any subsequent date. While we may elect to update these forward-looking statements in the future, we specifically disclaim any obligation to do so, whether to reflect actual results, changes in assumptions, changes in other factors affecting such forward-looking statements, or otherwise, except as required by law. You are advised, however, to review any further factors and risks we describe in reports we file from time to time with the SEC after the date hereof. Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of these assumptions, and therefore also the forward-looking statements based on these assumptions, could themselves prove to be inaccurate. Given the significant uncertainties inherent in the forward-looking statements included in this report, our inclusion of this information is not a representation or guarantee by us that our objectives and plans will be achieved.

All forward-looking statements contained herein are expressly qualified in their entirety by the foregoing cautionary statements.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1*	Sale and Purchase Agreement, dated May 20, 2026, by and between GK Holdings, Inc. and EHJob GP LLC.
99.1	Press Release, dated May 20, 2026.
99.2	Frequently Asked Questions, dated May 21, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Certain exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 21, 2026

SKILLSOFT CORP.

By:	/s/ Ronald W. Hovsepian
Ronald W. Hovsepian Executive Chair and Chief Executive Officer